UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 12, 2015
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(Exact name of registrant as specified in its charter)
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Delaware	001-36272	37-1744899
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1450 Centrepark Boulevard Suite 210 West Palm Beach, Florida	33401
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code:   (561) 207-9600

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On August 13, 2015, Platform Specialty Products Corporation ("Platform") issued a press release announcing, among other things, Platform's financial results for the second quarter ended June 30, 2015. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The press release furnished herewith contains financial measures that are not in accordance with generally accepted accounting principles in the United States of America ("GAAP"). For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a company's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statements of income, balance sheets or statements of cash flows (or equivalent statements) of the company, or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. Pursuant to the requirements of Regulation G, Platform has provided reconciliations within the press release of the non-GAAP financial measures to the most directly comparable GAAP financial measures.
To supplement its consolidated financial statements presented in accordance with GAAP, Platform uses non-GAAP measures, including adjusted EBITDA, free cash flow, and adjusted diluted earnings per share. These non-GAAP financial measures are provided because management of Platform uses such measures in monitoring and evaluating Platform's ongoing financial results, as well as to reflect Platform's acquisitions. Management believes these measures provide a more complete understanding of Platform's operational results and a meaningful comparison of Platform's performance between periods. These non-GAAP measures, however, may not reflect the actual financial results Platform would have achieved absent such acquisitions, and may not be indicative of the results that Platform would expect to recognize for future periods. These non-GAAP measures should be considered in addition to, not a substitute for, measures of financial performance prepared in accordance with GAAP.
The information in this Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section. The information contained in this Item 2.02 and Exhibit 99.1 attached hereto shall not be incorporated by reference into any filing of Platform, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.
Item 5.02. Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 12, 2015, Platform received a written letter of resignation from Wayne M. Hewett stating that he is resigning, effective August 28, 2015, from his positions as President and a director of the Board of Directors of Platform. Mr. Hewett resigned to pursue other business opportunities and not as a result of any disagreement relating to Platform's operations, policies or practices.
Item 7.01. Regulation FD Disclosure.
Platform's announcement of Mr. Hewett's resignation is included in the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference. In this press release, Platform also provided an update of its outlook for its full fiscal year 2015 and information relating to its intention to appoint a new Chief Financial Officer.
The information in this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. The information contained in this Item 7.01 and Exhibit 99.1 attached hereto shall not be incorporated by reference into any filing of Platform, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.
Item 8.01. Other Events.

Platform is including "Risk Factors" in this Current Report on Form 8-K to update the risks factors previously disclosed in its periodic reports filed with the Securities and Exchange Commission pursuant to the Exchange Act, and to provide additional information on risks and uncertainties that could affect the Company’s forward-looking statements. The updated risk factors (the "Risk Factors"), which are attached hereto as Exhibit 99.2 and are incorporated herein by reference, are intended to supersede in their entirety the risk factors set forth in Platform’s Annual Report on Form 10-K for the year ended December 31, 2014, and shall be deemed “filed” for purposes of Section 18 of the Exchange Act.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Exhibit Title
99.1	Press Release dated August 13, 2015 relating to Platform Specialty Products Corporation's financial results for the second quarter ended June 30, 2015 (furnished only).
99.2	Risk Factors.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLATFORM SPECIALTY PRODUCTS CORPORATION (Registrant)
August 13, 2015 (Date)	/s/ Frank J. Monteiro Frank J. Monteiro Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Title
99.1	Press Release dated August 13, 2015 relating to Platform Specialty Products Corporation's financial results for the second quarter ended June 30, 2015 (furnished only).
99.2	Risk Factors.